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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20543



                                   FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported) August 3, 2001



                          Commission File No. 1-11706



                        CARRAMERICA REALTY CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                 Maryland                                   52-1796339
---------------------------------------------  ---------------------------------------
(State or other jurisdiction of incorporation  (I.R.S. Employer Identification Number)
              or organization)


                 1850 K Street, N.W., Washington, D.C. 20006
             --------------------------------------------------
             (Address or principal executive office) (Zip code)


     Registrant's telephone number, including area code:   (202) 729-1000
                                                            -------------

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                        CarrAmerica Realty Corporation
                                   Form 8-K


Item 7 Financial Statements and Exhibits

       (c) Exhibits

           Exhibits
           Number
           ------------

           99.1 Press Release, August 3, 2001 entitled "Supplemental Operating and Financial Data".
           99.2  Press Release, August 3, 2001.


Item 9 Regulation FD Disclosure

     Attached hereto as Exhibits 99.1 and 99.2 are copies of certain Supplemental Information included in the Company's press release, dated August 3, 2001 and the Company's Press Release, dated August 3, 2001.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 3, 2001


CARRAMERICA REALTY CORPORATION



By:  /s/  Stephen E. Riffee
     ----------------------
     Stephen E. Riffee
     Principal Accounting Officer

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                                 EXHIBIT INDEX

Exhibit
Number
-------

99.1   Press Release, August 3, 2001 entitled "Supplemental Information"
99.2   Press Release, August 3, 2001

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